

<ARTICLE> 5
<LEGEND>
This financial data schedule is submitted in accordance with Regulation S-K item
601(c)(2). This schedule contains summary financial information extracted from
Form 10-Q for the quarterly period ended September 30, 1999 and is qualified in its entirety by reference to such financial statements.
</LEGEND>
<MULTIPLIER> 1000
<PERIOD-TYPE>                                    3-MOS
<FISCAL-YEAR-END>                          DEC-31-1999
<PERIOD-START>                             JUL-01-1999
<PERIOD-END>                               SEP-30-1999
<CASH>                                          32,135
<SECURITIES>                                     4,574
<RECEIVABLES>                                   94,666
<ALLOWANCES>                                    24,000
<INVENTORY>                                          0
<CURRENT-ASSETS>                               129,751<F1>
<PP&E>                                       4,146,798
<DEPRECIATION>                                 570,329
<TOTAL-ASSETS>                               4,461,158
<CURRENT-LIABILITIES>                          383,485<F2>
<BONDS>                                      3,368,026
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                         41
<COMMON>                                           722
<OTHER-SE>                                     643,027
<TOTAL-LIABILITY-AND-EQUITY>                 4,461,158
<SALES>                                        532,287
<TOTAL-REVENUES>                               532,287
<CGS>                                                0
<TOTAL-COSTS>                                  321,322
<OTHER-EXPENSES>                                     0
<LOSS-PROVISION>                                 6,350
<INTEREST-EXPENSE>                             183,580
<INCOME-PRETAX>                                 84,810
<INCOME-TAX>                                       265
<INCOME-CONTINUING>                             82,798
<DISCONTINUED>                                  (1,747)
<EXTRAORDINARY>                                    913
<CHANGES>                                            0
<NET-INCOME>                                    83,632
<EPS-BASIC>                                       1.03
<EPS-DILUTED>                                     1.02

<F1>Current assets include cash, unrestricted marketable securities, current portion of accounts and notes receivable and prepaid expenses and deposits.
<F2>Current liabilities include the current portion of long-term debt and accounts payable, accrued expenses and other liabilities.
